UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 24, 2017

PISMO COAST VILLAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

California	#0-8463	95-2990441
(State or other jurisdiction	(Commission File	(IRS Employer Identification
of incorporation)	Number)	Number)

165 South Dolliver Street, Pismo Beach, California 93449
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.           DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Resignation of Director

At the Regular Meeting of the Board of Directors of Pismo Coast Village, Inc. held Saturday, November 12, 2016, director Douglas Eudaly (age 85) tendered his resignation as a member of the Board of Directors of Pismo Coast Village, Inc. effective November 12, 2016. Dr. Eudaly’s resignation was submitted due to personal reasons and was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Resignation of Director

At the Regular Meeting of the Board of Directors of Pismo Coast Village, Inc. held Saturday, November 12, 2016, director R. Elaine Harris (age 78) tendered her resignation as a member of the Board of Directors of Pismo Coast Village, Inc. effective November 12, 2016. Mrs. Harris’ resignation was submitted due to personal reasons and was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

ITEM 5.07            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Election of Directors

The annual meeting of the shareholders of Pismo Coast Village, Inc. was held January 21, 2017, at 9:00 a.m. at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420. At that meeting, the following Directors were elected to serve until the annual meeting in January 2018, or until successors are elected and have qualified.

Following each elected Director’s name is the total number of votes cast for that Director:

Blank, Sam	596
Buchaklian, Harry	619
Enns, Rodney	618
Fischer, William	600
Hardesty, Wayne	598
Hearne, Dennis	598
Hickman, Glenn	590
Hughes, Terris	628
King, Karen	637
Nelson, Garry	596
Nunlist, Ronald	644
Pappi, Jr., George	605
Pettibone, Jerald	613
Plumley, Dwight	745
Roberts, Jerry	596
Skaggs, Brian	596
Willems, Gary	596
Williams, Jack	616

Further, the following additional matters were voted upon at the meeting, and the number of affirmative votes and negative votes cast with respect to each such matter is set forth below:

Proposal to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accounts for the Company for Fiscal Year 2016 – 2017:

:

Affirmative Votes	759
Negative Votes	4
Abstentions	19

Proposal to approve a non-binding advisory vote to approve the compensation of the Company’s named executive officer:

Affirmative Votes	676
Negative Votes	33
Abstains	73

OTHER INFORMATION

The annual meeting of the shareholders of Pismo Coast Village, Inc. was held January 21, 2017, at 9:00 a.m. at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420. Following that meeting, the newly elected Board held a reorganizational meeting at which the following officers were elected to serve until the next Annual Shareholder’s Meeting:

President	Terris Hughes
Executive Vice President	Garry Nelson
Vice President – Finance/Chief Financial Officer	Wayne Hardesty
Vice President – Operations	Dwight Plumley
Vice President – Secretary	George Pappi, Jr.
Assistant Corporate Secretary	Jay Jamison

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date:

January 24, 2017

By :/s/ JAY JAMISON

Jay Jamison

Chief Executive Officer, General Manager and

Assistant Corporate Secretary

(principal executive officer)

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